SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report       June 15,1997

PBT MASTER CREDIT CARD TRUST SERIES B
(Exact name of registrant as specified
in Department of the Treasury, Internal
Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust) (Exact name as
specified in Servicer's charter)

Georgia (State or other jurisiction of
incorporation of of Master Servicer)
33-47311 (Commission File Number of
Registrant)

58-0513395 (IRS Employer Identification
Number of	Registrant)

One Ravinia Drive,  Suite 1000, Atlanta,
Georgia 30346 (Address of principal
executive offices of (Zip Code) Master
Servicer)

Servicer's telephone number, including
area code 770-604-7033



Item 5.	Other Events.

On or about June 15,1997, principal and
interest in accordance with the Pooling
and Servicing Agreement dated as of June
1, 1992 (the "Agreement"), among The
Prudential Bank and Trust Company, as
trustee (the "Trustee"), were
distributed to holders
("Certificateholders") of the 6.25%
Credit Card Receivables Certificates
evidencing undivided fractional
interests in PBT Master Credit Card
Trust in accordance with the Agreement.
A copy of the monthly
Certificateholders' Statement, as
defined in the Agreement, was furnished
to each Certificateholder in accordance
with the Agreement. A copy of the
Monthly Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

Exhibit No. 99	Monthly
Certificateholders Statement with
respect to the June 15,1997
distribution.


SIGNATURES


Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has caused this report to be
signed on its behalf by the undersigned
hereunto duly authorized.



Date:	June 15,1997

PBT MASTER CREDIT CARD TRUST SERIES B
By: THE PRUDENTIAL BANK AND TRUST
COMPANY, as Servicer


by: Name:   Richard C. Keene Title:
Senior Vice President



INDEX TO EXHIBITS

Exhibit No.	Description
 Page

99		Monthly Certificateholders
		1 Statement with respect to the
June 15,1997 distribution.